United Pan-Europe Communications N.V.

Q2 2003, Results Announcement

August 14, 2003

                                                                             UPC

Disclosure Regarding Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the U.S. federal securities laws. UPC bases forward-looking statements on its reasonable beliefs, assumptions, and expectations regarding future events and conditions, including its future economic performance, taking into account information currently available to the company. Forward-looking statements involve risks and uncertainties that could cause actual outcomes and results to differ materially from the outcomes and results expressed or implied in such forward-looking statements. Information concerning certain factors that could cause actual outcomes and results to differ materially is included in the Company's 10-K, 10-Q and other filings with the U.S. Securities and Exchange Commission.

                                                                             UPC

Agenda

o      Introduction to UGC Europe: Mike Fries

o      UPC: Q2 2003 Executive Summary : John Riordan

o      UPC: Q2 2003 Operating and Financial Results: Charlie Bracken

o      Q&A

                                                                             UPC

Pro-forma Organisational Structure Post Restructuring

[Shaded box labeled UnitedGlobalCom]                  [Shaded box labeled Other]

     [Line indicating 66.8%(1) ownership of     [Line indicating 33.2% ownership
     UGC Europe Inc]                            UGC Europe Inc]

                     [Shaded box labeled UGC Europe Inc(2)]
                          [Line indicating ownership]

                        [Broken line box labeled UPC NY]

[Line indicating ownership]                          [Line indicating ownership]

[Lightly shaded box labeled                          [Lightly shaded box labeled
UPC Boradband(3)]                                    Chello Media]

o Core Cable TV Operations                           [Line indicating ownership]
                                                        o Internet Portal and
                                                          Access business
                                                        o Programming and
                                                          Media Activities
                                                        o Priority Telecom
                                                        o Investments

---------------

<F1> Final ownership percentabe to be determined based upon resolution of general unsecured claims
<F2> Previously called New UPC
<F3> Previously called UPC Distribution

                                                                             UPC

Pro Forma Management Structure of UGC Europe, Inc.


UGC Europe Board of Directors

Gene Schneider - Chairman  Jacques Manardo<F1>
Jack Cole                  John Risner<F1>
John Dick                  Mark Schneider
Mike Fries                 Ellen Spangler
John Riordan               Tina Wildes

UGC Europe Officers

Gene Schneider - Chairman, Chief Executive Officer
Mike Fries - President, Chief Operating Officer
Charlie Bracken - Chief Financial Officer
John Riordan - CEO, UPC Broadband
Mark Schneider - CEO Chello Media

The Board of UGC Europe is expected to appoint additional officers of UGC Europe at its first meeting of Directors

o UGC Europe, Inc. ("UGC Europe") will be a U.S. public holding company headquartered in Denver. UPC N.V. will be a private subsidiary of UGC Europe

o The current management and supervisory board of UPC N.V. will cease to exist

o    UGC Europe will be managed by the Board of ten Directors of UGC Europe.

o Eight of the ten Directors of UGC Europe will be appointed by UGC. The remaining two have been nominated by the ad hoc committee of bond holders

o    In addition, UGC Europe will be managed by the Officers of the Company

---------------
<F1> Bond holder committee appointee

                                                                             UPC

UGC Europe, Inc.

UGC europe

It is expected that following the successful completion of the UPC restructuring UGC Europe will list 50m ordinary shares on the NASDAQ National Market

NASDAQ ticker: UGCE

UGC Europe's ticker symbol will be UGCE

www.ugceurope.com

Once we have emerged from restructuring further information regarding UGC Europe Inc may be found through our new corporate web site at www.ugceurope.com

We anticipate emergence from restructuring during the third quarter 2003

                                                                             UPC

Agenda

o    Introduction to UGC Europe: Mike Fries

o    UPC: Q2 2003 Executive Summary : John Riordan

o    UPC: Q2 2003 Operating and Financial Results: Charlie Bracken

o    Q&A

                                                                             UPC

Executive Summary

Operating Performance Q 2003

o Operational improvement and focus on cost control boosted Adjusted EBITDA to record levels. Annualising second quarter Adjusted EBITDA of EUR 120m delivers run rate figure of EUR 480

o Continue to see opportunities for cost savings and operational efficiencies. Will work to achieve financial goals by realising economies of scale

Commencement of Financial Restructuring in UPC Polska

o Commencement of the financial restructuring of 100% owned subsidiary UPC Polska in separate process from the restructuring nearing completion at UPC NV. Successful completion of the Polish restructuring reduces consolidated debt at UPC Group level by EUR 314m<F1> as at June 30, 2003

o Plan of Restructuring filed in the US Chapter 11 proceeding contemplates that UPC will continue to hold 100% equity of restructured company. Expect restructuring to be completed at UPC Polska during fourth quarter 2003

UPC NV Financial Restructuring Update

o Dutch Attorney General delivered advice to Dutch Supreme Court, concluding that all grounds for appeal by InterComm Holdings L.L.C. ("ICH") are without merit, therefore appeal should be dismissed.

o Following advice received from Attorney General Supreme Court is expected to rule on appeal expeditiously.

---------------
<F1> Assumes 1:1.05 USD:EUR exchange rate

                                                                             UPC

Agenda

o    Introduction to UGC Europe: Mike Fries

o    UPC: Q2 2003 Executive Summary : John Riordan

o    UPC: Q2 2003 Operating and Financial Results: Charlie Bracken

o    Q&A

                                                                             UPC

CONTINUED GROWTH

New Service Subscribers (000s)

                             [Arrow depicting 13%
[Bar chart depicting 1,297]  increase from Q2 2002   [Bar chart depicting 1,466]
                                  to Q2 2003]
         Q2 2002                                              Q2 2003

ARPU per RGU(1) (in Eur per month)

                              [Arrow depicting 3%
[Bar chart depicting 13.27]  increase from Q2 2002   [Bar chart depicting 13.68]
                                  to Q2 2003]
         Q2 2002                                              Q2 2003

ARPU per Basic Cable Subscriber(2) (in EUR per month)

                              [Arrow depicting 5%
[Bar chart depicting 19.88]  increase from Q2 2002   [Bar chart depicting 20.91]
                                  to Q2 2003]
         Q2 2002                                              Q2 2003

Eastern Europe

                              [Arrow depicting 3%
[Bar chart depicting 8.71]   increase from Q2 2002   [Bar chart depicting 8.99]
                                  to Q2 2003]
         Q2 2002                                              Q2 2003


<F1> Total basic cable, internet, digital, DTH revenue divided by total RGUs
     (excluding Germany)

<F2> Basic cable, internet, digital, telephony revenue divided by basic cable subscribers (excluding Germany)

                                                                             UPC

Operational Update

Subscriber Adds Q2 2003

o First six months of 2003 saw addition of more than 59,000 subscribers to new services<F1>, below budget and guidance for the year. Shortfall almost entirely related to implementation of new subscriber management system in the Netherlands

o Implementation began in Q4 2002 and was substantially complete at the end of Q2 2003. This process has had and will continue to have a positive impact on UPC's cashflow, as it has enabled us to improve our cash collection. In all other countries net sales and net subscriber gains are largely to budget.

Fall promotions/bundling initiatives

o    Continued focus on sale of net present value (NPV) positive products

o Strongly positioned to promote chello internet connection and bundled telephony with free install and short initial free subscriptions for second half of 2003

o Launch of chello light and chello plus product on July 1 2003. Offering lower price for faster speed compared to competitors. Initial sales of new chello tiered products are encouraging

Digital Update

o Expansion of NPV positive digital basic package in Q3 2003 in the Netherlands offers more than 60 channels for EUR 15 per month

o Improving content in Netherlands with launch of bouquet of digital channels to carry UEFA football matches from September 2003

o    Premium ethnic and adult channel expansion across all markets

---------------
<F1> Internet, telephony, DTH and digital

                                                                             UPC

Revenue

                                                                                                                    Growth rate
                                                                            6 months             6 months          YTD June 30,
                                                                         ended June 30,       ended June 30,       2002 to June
Revenues (EUR 000's)                    Q2 2003             Q2 2002           2003                 2002              30, 2002
---------------------------------------------------------------------------------------------------------------------------------

Triple Play Distibution(1)              331,248             313,782             663,242             618,290                  7%

Other Operations                          6,583              23,189              13,054             45,415

UPC Distribution                        337,831             336,971             676,296            663,804                   2%


Priority Telecom                         27,658              30,876              54,262             62,992

UPC Media                                21,581              17,860              42,252             36,275

UPC Investment(2)                           122                   0                 245                123

Intercompany eliminations(3)            (27,807)            (26,790)            (54,570)           (58,065)


UPC Consolidated                        359,385             358,917             718,485            705,229                  2%

(1) Includes basic cable, digital, telephony and internet revenues. Excludes Germany
(2) UPC Investments division formed in 2003 to manage non consolidated investment assets
(3) Eliminations of intercompany UPC Media revenues and network revenues

                                                                             UPC

Adjusted EBDITA

                                                                                                           Growth rate
                                                                     6 months             6 months        YTD June 30,
                                                                  ended June 30,       ended June 30,     2002 to June
EBITDA (EUR 000's)                 Q2 2003           Q2 2002           2003                 2002            30, 2002
----------------------------------------------------------------------------------------------------------------------

Triple Play Distibution(1)         119,763            72,946             234,077              141,019              66%

Other Operations                   (7,910)           (4,451)            (20,632)              (7,447)


Total UPC Distribution             111,853            68,405             213,445              133,572              60%


Priority Telecom(2)                  3,130           (1,473)               5,731              (6,149)

UPC Media                            5,559             (112)               8,024              (5,687)

UPC Investment(3)                    (516)               674               (686)                  572

UPC Consolidated                   120,026            67,494              226514              122,308              85%

Adjusted EBITDA
----------------------------------------------------------------------------------------------------------------------

(1) Includes basic cable, digital, telephony, internet and DTH revenues. Excludes Germany
(2) Since Priority Telecom's listing, Priority's results are separately announced in Dutch GAAP, and presented in US GAAP in our financial statements. Differences may occur as a result of this.
(3) UPC Investments division formed in 2003 to manage non consolidated investment assets

                                                                             UPC

Capital Expenditure

(EUR 000's)                                        Q2 2003            Q1 2003
--------------------------------------------------------------------------------

Customer Premise Equipment                          19,248             17,296

Commercial Spending                                      0                  0

Scalable Infrastructure                              3,669              6,180

Line Extensions                                     15,258              6,735

Upgrade and New Build                                5,861              2,359

Support Capital                                     12,048              9,747

Intangibles                                            100                598

Priority Telecom Capital Expenditure(1)              3,986                N/A
--------------------------------------------------------------------------------
Total Capital Expenditure                           60,170             42,915
--------------------------------------------------------------------------------
(1) Priority Telecom capital expenditure allocated across all categories in Q1 2003
                                                                             UPC

Summary Balance Sheet

                                                                                   June 30,                 December
ASSETS                                                                                 2003                 31, 2002
--------------------------------------------------------------------------------------------------------------------

CURRENT ASSETS

Cash and cash equivalents                                                           178,499                  255,062
Other current assets                                                                252,218                  297,240
--------------------------------------------------------------------------------------------------------------------
Total current assets                                                                430,717                  552,302
--------------------------------------------------------------------------------------------------------------------
Marketable securities, Investments in and advances to affiliated companies           76,529                  127,440
Net PP&E, goodwill, intangible assets and other                                   3,945,089                4,251,275
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                      4,452,335                4,931,017
--------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities not subject to compromise:

Accounts Payable                                                                    158,367                  166,679
Accrued Liabilities                                                                 248,971                  281,211
Subscriber pre Payments and Deposits                                                137,703                  121,749
Long-term liabilities not subject to compromise                                     296,135                   661764
Debt                                                                              3,367,123                3,280,798
--------------------------------------------------------------------------------------------------------------------
Total liabilities not subject to compromise                                       4,208,299                4,512,201
--------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise:                                          5,038,496                5,431,735

Convertible preference shares subject to compromise:                              1,664,689                1,664,689
Minority share                                                                        1,504                    1,660

Total shareholders' equity (deficit)                                            (6,460,653)               (6,679,268)
--------------------------------------------------------------------------------------------------------------------
Total liabilities and shareholders' equity (deficit)                              4,452,335                4,931,017
--------------------------------------------------------------------------------------------------------------------

                                                                             UPC

Summary Capital Structure

                                                                                       Pro form for
                                                                         recapitalisation at UPC NV
EUR millions                                          Q2 2003                        and UPC Polska
---------------------------------------------------------------------------------------------------

UPC Distribution bank facility                          2,984                                 2,984

Other bank group debt(1)                                   59                                    59

Sub Total Bank Group                                    3,043                                 3,043

Priority Debt                                               9                                     9

Polish Debt(2)                                            371                                    57


Belmarken notes                                           819

UPC NV bonds                                            3,854

Convertible preference shares                           1,665

Total debt and preference shares                        9,761                                 3,109

Less cash                                                 178                                   102

Net Debt(3)                                             9,582                                 3,007
---------------------------------------------------------------------------------------------------

(1) Other Debt (less Priority debt and PCI Notes)
(2) Includes @Entertainment bonds plus Reece Note and PCI Notes. UPC and holders of UPC Polska Notes have commenced a restructuring of UPC Polska's balance sheet
(3) Totals may not foot due to rounding

                                                                             UPC

2003 Adjusted EBITDA Evolution

                                         Sub total     Annualised      % of 2003
EURm                                     millions          impact       guidance        Update on Progress During first half of 2003

UPC Group Consolidated Q4 02                                  337            64%                            Executed
Annualised Adjusted EBITDA

Increase in Priority Adjusted                                  12             2%                       Shortfall expected
EBITDA from Q4 level of EUR2m
to full year of EUR20m

Increase in UPC Media Adjusted                                 20             4%                            On track
EBITDA from Q4 breakeven to
full year of EUR20m

UPC Distribution pricing effect                                49             9%                           Executed


Impact of RGU growth of which:                                 52

Q4 2002 100,000 net adds,                       11                            2%                            Executed
annualised impact

2003 430,000 net adds                           41                            8%                       Shortfall expected


Additional Cost Savings                                        54            10%        Largely executed. Programming contract still
                                                                                        pending.

Projected 2003 Adjusted EBITDA                                525


We are unable to provide a reconciliation of forecasted Adjusted EBITDA to the most directly comparable GAAP measure, net income, because certain items are out of our control and/or cannot be reasonably predicted. For example, it is impractical to: (1) estimate future fluctuations in interest rates on our variable-rate debt facilities; (2) estimate the fluctuations in exchange rates relative to our U.S. dollar denominated debt; (3) estimate the financial results of our non-consolidated affiliates; and (4) estimate changes in circumstances that lead to gains and/or losses such as our restructuring and the restructuring of UPC Polska and/or sales of investments in affiliates and other assets. Any and/or all of these items could be significant to our financial results.

                                                                             UPC

Outlook 2003

Forecast Guidance Full year 2003

o The Company continues to prioritise Adjusted EBITDA and Free Cashflow generation over revenue growth

     o A key variable for UPC's 2003 financial results continues to be the resolution of the European Movieco Partners court case regarding minimum programme guarantees which may negatively impact UPC's consolidated Adjusted EBITDA by up to EUR 25m in 2003 and for each of the next two years

     o In addition, the Company's financial results will be impacted by its success in reaching its targeted net additions of 430,000 subscribers during the year. UPC reduces its capital expenditure guidance to EUR 300m for the full year 2003.

o UPC expects to generate Adjusted EBITDA in excess of EUR 500 million. We are unable to provide a reconciliation of forecasted Adjusted EBITDA to the most directly comparable GAAP measure, net income, because certain items are out of our control and/or cannot be reasonably predicted. For example, it is impractical to: (1) estimate future fluctuations in interest rates on our variable-rate debt facilities; (2) estimate the fluctuations in exchange rates relative to our U.S. dollar denominated debt; (3) estimate the financial results of our non-consolidated affiliates; and (4) estimate changes in circumstances that lead to gains and/or losses such as our restructuring and the restructuring of UPC Polska and/or sales of investments in affiliates and other assets. Any and/or all of these items could be significant to our financial results.

o Following the successful completion of the restructuring at both UPC Polska and UPC N.V., UPC forecasts total year-end net debt of less than EUR 3.1 billion reducing UPC's leverage to less than 6.5x using Q2 annualised Adjusted EBITDA of EUR 480m, and approaching levels achieved by comparable US cable operators.

                                                                             UPC

Agenda

o    Introduction to UGC Europe: Mike Fries

o    UPC: Q2 2003 Executive Summary : John Riordan

o    UPC: Q2 2003 Operating and Financial Results: Charlie Bracken

o    Q&A